Federated Total Return Government Bond Fund

Service Shares (TICKER FTGSX)

SUPPLEMENT TO PROSPECTUS and SUMMARY PROSPECTUS DATED april 30, 2012

The Federated Total Return Government Bond Fund (“Fund”) is entering into an Agreement and Plan of Reorganization (“Agreement”) pursuant to which the Fund would acquire all or substantially all of the assets of Federated U.S. Government Bond Fund, in exchange for Service Shares of the Fund, which will be distributed pro rata by Federated U.S. Government Bond Fund to shareholders (“Acquired Fund Shareholders”) in complete liquidation and termination of Federated U.S. Government Bond Fund. The Agreement is subject to the approval of the Acquired Fund Shareholders at a special meeting of shareholders currently scheduled for August 13, 2012. If the Agreement, and related reorganization transaction, is approved by the Acquired Fund Shareholders, the date in the definition of “Termination Date” in the footnote to the Table in the section entitled “Risk/Return Summary: Fees and Expenses” shall be deemed changed to June 30, 2013.

June 27, 2012

Federated Total Return Government Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q451207 (6/12)